Quarterly Report
November 30, 2022
MFS®  Global Real
Estate Fund
GRE-Q1

Portfolio of Investments
11/30/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Brokerage & Asset Managers – 1.8%
Brookfield Asset Management, Inc., “A”	967,159	$45,598,799
Construction – 6.0%
American Homes 4 Rent, “A”, REIT	1,326,192	$43,857,169
AvalonBay Communities, Inc., REIT	350,239	61,256,801
Essex Property Trust, Inc., REIT	216,704	47,757,228
		$152,871,198
Engineering - Construction – 1.1%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	12,613,026	$28,208,359
Forest & Paper Products – 5.1%
Rayonier, Inc., REIT	1,779,653	$63,853,949
Weyerhaeuser Co., REIT	2,014,018	65,878,529
		$129,732,478
Medical & Health Technology & Services – 4.2%
Encompass Health Corp.	812,487	$47,514,240
Welltower, Inc., REIT	833,800	59,224,814
		$106,739,054
Network & Telecom – 5.2%
Equinix, Inc., REIT	191,665	$132,373,432
Real Estate – 69.0%
Alexandria Real Estate Equities, Inc., REIT	333,359	$51,873,994
Big Yellow Group PLC, REIT	3,179,118	41,764,808
Boston Properties, Inc., REIT	355,999	25,660,408
Brixmor Property Group, Inc., REIT	2,596,472	60,186,221
Canadian Apartment Properties, REIT	470,151	15,273,835
CapitaLand India Trusts IEU, REIT	27,489,600	23,811,115
CapitaLand Investment Ltd.	24,120,900	65,662,895
Douglas Emmett, Inc., REIT	1,062,905	18,409,515
Embassy Office Parks, REIT	6,657,893	28,072,394
Equity Lifestyle Properties, Inc., REIT	1,090,543	72,433,866
ESR Group Ltd.	20,832,400	47,566,064
Extra Space Storage, Inc., REIT	528,820	84,976,086
Farmland Partners, Inc., REIT	482,627	6,409,287
Goodman Group, REIT	5,842,041	77,198,813
Grainger PLC	16,202,063	47,653,909
Granite REIT	908,198	53,803,887
Heiwa Real Estate Co. Ltd.	460,400	13,756,076
Japan Logistics Fund, Inc., REIT	14,744	34,382,223
Katitas Co. Ltd.	2,561,200	59,915,775
LEG Immobilien SE	390,041	24,537,133
National Retail Properties, Inc., REIT	1,283,794	59,516,690
National Storage, REIT	31,450,837	51,896,036
Parkway Real Estate LLC, REIT	5,072,000	14,499,416
Phillips Edison & Co., REIT	1,725,978	55,628,271
Prologis, Inc., REIT	1,711,906	201,645,408
Rural Funds Group, REIT	3,111,304	5,764,078
SEGRO PLC, REIT	2,802,061	27,216,242
Shaftesbury PLC, REIT	7,780,180	33,903,786
Shurgard Self Storage S.A.	869,278	38,128,946
Simon Property Group, Inc., REIT	1,008,751	120,485,219
Sino Land Co. Ltd.	30,691,635	38,227,605

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Star Asia Investment Corp., REIT	42,311	$17,201,877
Sun Communities, Inc., REIT	470,049	69,050,198
Swire Properties Ltd.	20,288,600	45,507,961
Unite Group PLC, REIT	1,790,417	20,078,452
Urban Edge Properties, REIT	2,740,515	43,108,301
Vonovia SE, REIT	2,394,343	58,749,928
		$1,753,956,718
Telecommunications - Wireless – 4.9%
American Tower Corp., REIT	188,812	$41,774,655
Cellnex Telecom S.A.	1,307,949	45,283,162
SBA Communications Corp., REIT	125,603	37,592,978
		$124,650,795
Telephone Services – 1.4%
Helios Tower PLC (a)	24,986,309	$34,662,092
Total Common Stocks		$2,508,792,925
Investment Companies (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 3.67% (v)	32,953,099	$32,953,099

Other Assets, Less Liabilities – (0.0)%		(84,321)
Net Assets – 100.0%		$2,541,661,703
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $32,953,099 and $2,508,792,925, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
11/30/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,470,467,259	$—	$—	$1,470,467,259
United Kingdom	76,426,900	128,852,389	—	205,279,289
Australia	—	134,858,927	—	134,858,927
Hong Kong	—	131,301,630	—	131,301,630
Japan	—	125,255,951	—	125,255,951
Canada	114,676,521	—	—	114,676,521
Singapore	14,499,416	89,474,010	—	103,973,426
Germany	—	83,287,061	—	83,287,061
Spain	—	45,283,162	—	45,283,162
Other Countries	28,208,359	66,201,340	—	94,409,699
Mutual Funds	32,953,099	—	—	32,953,099
Total	$1,737,231,554	$804,514,470	$—	$2,541,746,024
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$51,572,424	$93,350,432	$111,970,943	$3,315	$(2,129)	$32,953,099
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$420,655	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of November 30, 2022, are as follows:
United States	59.2%
United Kingdom	8.1%
Australia	5.3%
Hong Kong	5.1%
Japan	4.9%
Canada	4.5%
Singapore	4.1%
Germany	3.3%
Spain	1.8%
Other Countries	3.7%
(4) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
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